                              UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2006

                                COMPUPRINT, INC.
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA              333-90272           56-1940918
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

              99 Park Avenue, 16th Floor, New York, New York 10016
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 286-9197

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.313e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Modification to Protocol Agreement

On June 16, 2006, we entered into an agreement with Kiev Investment Group and
Enficon Establishment, entitled Modification to Protocol Agreement dated April
5, 2006 (the "Modification Agreement"). The Modification Agreement relates to, modifies, amends and supplements the terms of our Protocol Agreement dated April
5, 2006 with Kiev Investment Group and Enficon. Pursuant to the Modification
Agreement:

     (1)  Kiev Investment Group shall cure any breaches of its commitments under the Protocol Agreement within two weeks of receipt from notice of us notice of a specified level of oil production from a well in Texas
          (the "Bellows Well");

     (2)  Kiev Investment Group purchased from us a 7% convertible debenture in the principal amount of $1,000,000, maturing December 31, 2008. The debenture will be convertible into shares of common stock of
          CompuPrint at a conversion price of $1.00 per share until August 15,
          2006, thereafter at $1.50 per share until October 16, 2006, thereafter at $1.75 per share until January 16, 2007, and thereafter at $2 per share.

     (3)  While the parties await the earlier of results of the status of the
          Bellows Well or results of testing from a test well to be drilled in
          Nevada (the "Sage Well"), the parties agreed to eliminate certain requirements in the Protocol Agreement to the extent such requirements obligate or relate in any way to Kiev Investment Group 's or its affiliates' purchase of non-debt securities of CompuPrint or require
          Kiev Investment Group to provide funding for projects of CompuPrint or its affiliates;

     (4)  Kiev Investment Group shall provide funds of $900,000, to be received on or before the earlier of July 10, 2006 or within 48 hours of written notice, whichever occurs first, to be used to fund completion costs of the Sage Well, if we make a decision to complete the well after initial testing. The penalty for any breach in regard to payment will be automatic conversion of the debenture acquired pursuant to the
          Modification Agreement. In the event of approved increases in the authority for expenditure as to the Sage Well, Kiev Investment Group will provide the funding for such increases in a reasonably prompt manner.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the disclosures provided above in Item 1.01 of this Form
8-K. Pursuant to the Modification, on June 16, 2006, we issued to Kiev
Investment Group a 7% convertible debenture due December 31, 2008 in the principal amount of $1 million. The debentures are convertible into shares of the Company's common stock at $1.00 per share until August 15, 2006, thereafter at $1.50 per share until October 16, 2006, thereafter at $1.75 per share until
January 16, 2007, and thereafter at $2 per share. Interest accrues on the principal amount of the debenture at the simple rate of 7% per year from the date of issuance. Interest is payable at maturity. In the event of conversion of the debenture, in whole or in part, the holder forfeits any accrued interest on the converted principal amount. The debentures are subject to a mandatory conversion in the event that the Company's non-insider common stock trades in the public securities market at a price of $2.00 per share or more with a mean average weekly volume of 250,000 shares or more in eight consecutive weeks. The issuance of the securities was made in reliance upon an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) under the Securities Act. We allocated the proceeds for our working capital.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of June 22, 2006, Eric M. Weiss, was promoted to the position of
Chief Financial Officer, replacing the position of Principal Financial Officer, held by Dan Brecher. Mr. Brecher, our Managing Director, will continue to serve as the Company's Treasurer.

Mr. Weiss, age 51, joined our company in December 2005, performing accounting and bookkeeping bookkeeping services and reporting to our Principal Financial
Officer. From January 2004 to August 2005, Mr. Weiss was a consultant to and then Chief Financial Officer of Ashley Reed Trading, a New York based wholesaler of luxury apparel and accessories. From March 2003 to December 2003, Mr. Weiss was the President of Big Fat Worldwide, a live event marketing company in New
York City. From March 2002 through February 2003, Mr. Weiss was a Managing
Director at Baytree Capital Associates in New York. In addition from late 1992 until 2000, Mr. Weiss was the Executive Vice President and General Counsel for
Active International, a New York based media and trading company.

Prior to pursing entrepreneurial activities, Mr. Weiss was an attorney at New
York law firms, including Davis Polk & Wardwell and Skadden, Arps, Slate,
Meagher & Flom and a certified public accountant at Coopers & Lybrand.

Mr. Weiss earned a B.S., magna cum laude, in Accounting from New York
University in 1976, an M.B.A from University of Chicago, Graduate School of
Business in 1978, and a J.D. from Duke Law School in 1984.

Mr. Weiss is not a director of other reporting companies, is not associated with another director by family relationships, and has not during the past five years been: involved in a bankruptcy petition or a pending criminal proceeding;
convicted in a criminal proceeding excluding traffic and minor offenses; subject to any order, judgment, or decree, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Mr. Weiss's employment is on an at-will basis. Mr. Weiss receives a base salary at the rate of $260,000 per year.

On March 14, 2006, we granted Mr. Weiss stock options to purchase 375,000 shares of our common stock. The stock options are to vest over one year in increments of 25% per fiscal quarter. The stock options are exercisable until March 13,
2011 at $0.90 per share.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

Exhibit     Description
Number      of Exhibit
-------     -----------

10.1*       Modification to Protocol Agreement, entered June 16, 2006
10.2*       Form of Debenture issued pursuant to Modification to Protocol
            Agreement
10.3        Form of Grant Award of Nonincentive Options to Eric Weiss
            (Incorporated by reference to Exhibit 10.38 of Form SB-2/A, filed on May 1, 2006)
-----
*  Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUPRINT, INC.

Date: June 22, 2006
                                         By: /s/ Roman Rozenberg
                                            --------------------
                                         Roman Rozenberg
                                         Chief Executive Officer

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